SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(6)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                         SUBURBAN LODGES OF AMERICA, INC.
                  ----------------------------------------------
                 (Name of Registrant as Specified in its Charter)
                                        N/A
                         ---------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

[ ]     (1)  Title of each class of securities to which transaction applies:
                              N/A
             ---------------------------------------------------------------

        (2)  Aggregate number of class of securities to which transaction applies:
                              N/A
             ---------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)  Proposed maximum aggregate value of transaction:

        (5)  Total fee paid:

        [ ]  Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fees was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

        (1)  Amount previously paid:            N/A
                                     ---------------------------------------

        (2)  Form, Schedule or Registration Statement No.:     N/A
                                                           -----------------
        (3)  Filing Party:                      N/A
                           -------------------------------------------------

        (4)  Date Filed:                        N/A
                           -------------------------------------------------

                      SUBURBAN LODGES OF AMERICA, INC.
                            300 Galleria Parkway
                                 Suite 1200
                           Atlanta, Georgia  30339

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on May 11, 1999


     The Annual Meeting of Shareholders of Suburban Lodges of America, Inc. (the "Company") will be held on May 11, 1999, at 10:00 a.m. at The Cobb Galleria Centre, Room 117, Two Galleria Parkway N.W., Atlanta, GA 30339, for the purposes of considering and voting upon the following matters, all of which are described in the attached Proxy Statement:

          1.   The election of two directors whose terms will expire in 2002;

          2. The amendment of the Company's Stock Option and Incentive Award Plan to provide for an additional 250,000 shares which may be issued thereunder; and

          3. Such other matters as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 15, 1999, the record date fixed by the Board of Directors, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy promptly in the enclosed business reply envelope. The proxy may be revoked at any time prior to exercise, and if you attend the meeting, then you may, if you wish, withdraw your Proxy at that time and vote in person.


                              By Order of the Board of Directors,

                              Kevin R. Pfannes
                              Secretary



April 8, 1999





________________________________________________________________________________
|                                                                              |
|              PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY/VOTING            |
|         INSTRUCTION CARD PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT       |
|         THE MEETING IF YOU DO NOT ATTEND PERSONALLY.                         |
|______________________________________________________________________________|

                       SUBURBAN LODGES OF AMERICA, INC.
                            300 Galleria Parkway
                                 Suite 1200
                           Atlanta, Georgia  30339

                               PROXY STATEMENT


SHAREHOLDERS' MEETING

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Suburban Lodges of America, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held at The Cobb Galleria Centre, Room 117, Two Galleria Parkway N.W., Atlanta, Georgia 30339 on May 11, 1999, at 10:00 a.m. and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on or about April 8, 1999.

REVOCATION OF PROXIES

     Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives written notice of his or her election to vote in person, without compliance with any other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Company. If the Proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified thereon.
IF THE PROXY IS RETURNED BUT NO CHOICE IS SPECIFIED THEREON, IT WILL BE VOTED "FOR" THE PERSONS NAMED BELOW AS THE NOMINEES FOR THE BOARD OF
DIRECTORS UNDER THE CAPTION "PROPOSAL NO. 1   ELECTION OF DIRECTORS" AND
"FOR" THE AMENDMENT TO THE COMPANY'S STOCK OPTION AND INCENTIVE AWARD PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED THEREUNDER BY 250,000, TO A TOTAL OF 1,000,000, AS DESCRIBED BELOW UNDER "PROPOSAL NO. 2 AMENDMENT TO STOCK OPTION AND INCENTIVE AWARD PLAN."

COSTS OF SOLICITATION

     The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Copies of solicitation materials may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the Company may solicit Proxies in person or by telephone.

BENEFICIAL OWNERSHIP OF SECURITIES AND VOTING RIGHTS

     There are 15,431,072 shares of Common Stock of the Company outstanding and entitled to vote as of the record date, March 15, 1999. Holders of Common Stock are entitled to one vote per share on all matters voted on by shareholders, including the election of directors.

     VOTING SECURITIES AND PRINCIPAL HOLDERS. The following table sets forth certain information regarding the beneficial ownership of Common Stock by (i) each director of the Company; (ii) each executive officer of the Company; (iii) all directors and executive officers of the Company as a group; and (iv) each person known to the Company to beneficially own more than five percent (5%) of the outstanding Common Stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and dispositive power. The number of shares represents the number of shares of Common Stock the person holds as of February 28, 1999, unless otherwise indicated.

            NAME OF                          NUMBER OF SHARES       PERCENT
       BENEFICIAL OWNER<F1>                 OWNED BENEFICIALLY    OF CLASS<F7>
----------------------------------------  ---------------------  -------------
David E. Krischer<F2>                            2,825,437           18.2%

SAFECO Corporation<F3>                           3,079,100           20.0%

Dan J. Berman<F4>                                  160,931            1.0%

Seth H. Christian<F4>                              160,594            1.0%

Paul A. Criscillis, Jr.                              2,000             *

Terry J. Feldman<F4>                                33,500             *

G. Hunter Hilliard<F4><F5>                          93,360             *

Peter S. Ordal                                         450             *

Kevin R. Pfannes<F4>                                28,127             *

James R. Kuse<F6>                                   22,658             *

Michael McGovern<F6>                               418,206             2.7%

John W. Spiegel<F6>                                 13,690              *

All Directors and Executive
Officers as a Group (eleven persons)             3,758,953             24.0%

__________________________________________________________________________
[FN]
*     Represents less than one percent of the outstanding Common Stock.

<F1>  Unless otherwise indicated, the address of the persons named above is care of Suburban Lodges of America, Inc., 300
      Galleria Parkway, Suite 1200, Atlanta, Georgia 30339.

<F2>  Includes options to purchase 75,000 shares, which are
      exercisable within 60 days of February 28, 1999, 117 shares held in an individual retirement account for the benefit of Mr. Krischer's spouse, 117 shares held in an individual retirement account for the benefit of Mr. Krischer's daughter, and 550,000 shares held by Parrotts Cove Associates, L.P., a limited partnership of which Mr. Krischer is the general partner.

<F3>  SAFECO Corporation's address is SAFECO Plaza, Seattle,
      Washington 98185. Share information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 11, 1999, in which shared voting power and shared dispositive power as to 3,079,100 shares are reported. SAFECO Asset Management Company, whose address is 601 Union Street, Suite 2500, Seattle, Washington 98101 jointly reports shared voting and dispositive power as to 2,871,400 (18.6%) of the shares. SAFECO Common Stock Trust, whose address is 10865 Willows Rd NE, Redmond, Washington 98052, jointly reports shared voting and dispositive power as to 1,848,600 (12.0%) of the shares. SAFECO Resource Series Trust, whose address is 10865 Willows Rd NE, Redmond, Washington 98052, jointly reports shared voting and dispositive power as to 1,022,800 (6.6%) of the shares. SAFECO Corp. and SAFECO Asset Management Company disclaim beneficial ownership of the shares.

<F4>  Includes options to purchase 25,000 shares, which are
      exercisable within 60 days of February 28, 1999.

<F5>  Includes 1,400 shares held by Mr. Hilliard's spouse.

<F6>  Includes 615 shares of restricted Common Stock and options to purchase 4,500 shares, which are exercisable within 60 days of February 28, 1999.

<F7>  Based on shares of Common Stock outstanding on February 28,
      1999, as adjusted for shares subject to options exercisable within 60 days of February 28, 1999.

                PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The Articles of Incorporation and the Bylaws of the Company provide that the Board of Directors shall consist of not less than two but not more than nine directors. Currently, there are five directors, three of whom are independent directors. The Board of Directors is divided into three classes of directors serving staggered three-year terms. Two directors are to be elected at the meeting for a three-year term expiring in 2002. The Board has nominated Messrs. David E. Krischer and Dan J. Berman for re-election to a three-year term. After the re-election of Messrs. Krischer and Berman at the meeting, the Company will have five directors, including the three directors whose present terms currently extend beyond the meeting. Information about Messrs. Krischer and Berman and the continuing directors is set forth below.

     Each Proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the Proxy will be voted for the re-election of Messrs. Krischer and Berman. In the event that either of Messrs. Krischer or Berman withdraws as a nominee or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee, but in no event will the Proxy be voted for more than two nominees. Management of the Company has no reason to believe that either of Messrs. Krischer or Berman will not serve if elected.

     Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in an election at a meeting at which a quorum is present. A quorum is present when the holders of a majority of the voting shares outstanding on the record date are present at a meeting in person or by proxy. Abstentions and broker non-votes will be included in determining whether a quorum is present at a meeting, but will not have an effect on the outcome of a vote for directors.

INFORMATION ABOUT THE NOMINEES AND THE CONTINUING DIRECTORS

     The following information has been furnished by the nominees and the continuing directors. Except as otherwise indicated, the nominees and the continuing directors have been or were engaged in their present or last principal employment, in the same or a similar position, for more than five years.

NAME (AGE)          INFORMATION ABOUT THE NOMINEES

NOMINEES FOR DIRECTOR WHOSE TERMS WILL EXPIRE IN 2002

David E. Krischer (50)        Mr. Krischer formed the Company in 1987 to
                              develop a national chain of economy extended stay hotels and has served as its President and Chairman since inception. Mr. Krischer has over 16 years of experience in real estate development, has been involved in the hospitality industry for more than 13 years and currently is the Chairman of the Extended Stay Lodging Council, a division of the American Hotel & Motel Association.

Dan J. Berman (34)            Mr. Berman joined the Company in September
                              1993 as its Vice President   Franchising and
                              has been a director since March 1996. Prior to joining the Company, Mr. Berman practiced commercial law in New York City with the firm Young and Young from September 1990 to May 1993.

NAME (AGE)                    INFORMATION ABOUT THE CONTINUING DIRECTORS
----------                    ------------------------------------------

DIRECTOR WHOSE TERM EXPIRES IN 2000
-----------------------------------

John W. Spiegel (58)          Mr. Spiegel has been a director of the
                              Company since May 1996.  Since 1985, Mr.
                              Spiegel has served as Executive Vice
                              President and Chief Financial Officer of
                              SunTrust Banks, Inc. He has also served as Treasurer of Trust Company of Georgia since
                              1978 and is an officer and director of
                              various subsidiaries of SunTrust Banks, Inc.
                              Mr. Spiegel is also a member of the Board of Directors of Rock-Tenn Company and
                              ContiFinancial Corporation.

DIRECTORS WHOSE TERMS EXPIRE IN 2001
------------------------------------

James R. Kuse (68)            Mr. Kuse has been a director of the Company
                              since May 1996. Since January 1985, he has served as the Chairman of the Board of Directors of Georgia Gulf Corporation. From
                              February 1989 through February 1991, Mr.
                              Kuse also served as the Chief Executive
                              Officer of Georgia Gulf Corporation.

Michael McGovern (55)         Mr. McGovern has been a director of the
                              Company since May 1996.  Since 1975, Mr.
                              McGovern has been the President and a
                              director of McGovern Enterprises, Inc., a company that provides corporate, financial and real estate advisory services throughout the United States. Mr. McGovern also serves as a director of Bentley Pharmaceuticals, Inc.


BOARD COMMITTEES

     There are two standing committees of the Board of Directors: the Audit Committee and the Compensation Committee. The Company has no standing nominating committee or other committee performing similar functions.

     AUDIT COMMITTEE. The Audit Committee consists of Messrs. Krischer, Spiegel, and Kuse. The Audit Committee will make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of the Company's internal accounting controls. The Audit Committee held one meeting during 1998.

     COMPENSATION COMMITTEE. The Compensation Committee consists of Messrs. McGovern and Kuse. The Compensation Committee determines compensation for the Company's executive officers and administers the Company's 1996 Plan (as defined below). The Compensation Committee met one time during 1998.


BOARD MEETINGS

     During 1998, the Board of Directors held five meetings. Each of the directors attended at least 80% of the Board meetings and meetings of committees on which he served.

COMPENSATION OF DIRECTORS

     The Company's non-employee directors receive directors' fees of $1,250 per board meeting attended, and all Directors are reimbursed for their out-of-pocket expenses incurred in connection with their service on the Board of Directors. In addition, all non-employee directors are entitled to participate in and receive non-cash compensation through The Directors' Plan (as described below). Messrs. Krischer and Berman receive no compensation for their service on the Board of Directors other than reimbursement for their out-of-pocket expenses incurred in connection with such service. There are no fees for attendance at committee meetings held in conjunction with Board meetings.

     The Directors' Plan provides for the grant of options to purchase Common Stock and the award of Common Stock to non-employee directors. Provided that a director remains a director of the Company, he or she is eligible to receive an annual grant of 1,500 options, exercisable for ten years on the earlier of the first anniversary after the grant or the date of the next annual meeting of shareholders. Options are exercisable, for cash, Common Stock, acceptable cash equivalent or a combination acceptable to the administrator of The Directors' Plan. Options are generally non-transferable. At the first board meeting following the annual meeting of shareholders, non-employee directors are eligible to receive an award of 1,000 shares of Common Stock; or if the value of such shares exceeds $10,000, the number of shares of Common Stock with a fair market value of $10,000. A director is 100% vested with respect to the Common Stock award on the earlier of the first anniversary of the award or the date of the next annual meeting of shareholders, provided that the director continues to serve as a director after the annual meeting. A director has the right to vote and to receive dividends with respect to the awarded stock, even if he or she is not vested. In the event of a change of control, all restricted stock (other than restricted stock granted within six months of the change of control) shall vest and all options granted under The Directors' Plan shall become exercisable.

EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding the annual compensation for services in all capacities to the Company and its predecessors paid during the last three fiscal years to the Company's Chief Executive Officer and the other four most highly compensated executive officers (with annual salary and bonus in excess of $100,000). The Company has not entered into an employment agreement with any of its officers or employees.

                                           SUMMARY COMPENSATION TABLE

                                                                      Long-Term
                                                                    Compensation
                                     Annual Compensation               Awards
                              -----------------------------------------------------
                                                                     Securities
                                                                     Underlying
      Name and                                                      Options/SARs         All Other
  Principal Position            Year      Salary        Bonus      (No. of Shares)    Compensation <F1>
---------------------------------------------------------------------------------------------------------
David E. Krischer............   1998     $270,000     $100,000         75,000              $2,478
Chairman ofthe Board,           1997     $260,000                                          $1,158
Chief Executive                 1996     $260,000     $121,000        150,000              $  914
Officer and President

Kevin R. Pfannes.............   1998     $ 67,500     $158,000         25,000              $2,314
Vice President -                1997     $ 64,538     $ 90,000                             $  797
Development and
Secretary

Dan J. Berman................  1998      $ 96,692     $ 56,639         25,000              $  967
Vice President -               1997      $ 80,307     $ 31,165                             $  774
Franchising                                                                                $  304

Seth H. Christian............  1998      $ 93,254     $ 42,500         25,000              $  933
Vice President -               1997      $ 71,692     $ 42,000                             $  628
Operations

Terry J. Feldman.............  1998      $ 92,492     $ 42,000         25,000              $  925
Vice  President, Chief         1997      $ 71,385     $ 42,000                             $  628
Accounting Officer
and Treasurer

______________________

<F1>  The amounts shown in this column consist of contributions by the Company to its 401(k) Savings Plan on behalf of the named executive officers.


OPTIONS GRANTED IN LAST YEAR

     The following table summarizes certain information regarding stock options granted during 1998 to the Company's executive officers named in the Summary Compensation Table.

                                                   INDIVIDUAL GRANTS
                            -------------------------------------------------------------
                                                                                               POTENTIAL REALIZABLE
                                                                                                 VALUE AT ASSUMED
                              NUMBER OF       PERCENT OF                                          ANNUAL RATES OF
                             SECURITIES      TOTAL OPTIONS     EXERCISE                             STOCK PRICE
                             UNDERLYING       GRANTED TO       OR BASE                           APPRECIATION FOR
                              OPTIONS        EMPLOYEES IN       PRICE         EXPIRATION           OPTION TERM
     NAME                    GRANTED<F1>        YEAR            ($/SH)           DATE            5%           10%
     ----                    -------            ----            ------           ----            --           ---
David E. Krischer.........    75,000            9.3%            $10.25        08/16/2008      $483,500    $1,225,200
Dan J. Berman.............    25,000            3.1%            $10.25        08/16/2008      $161,200    $  408,400
Seth H. Christian.........    25,000            3.1%            $10.25        08/16/2008      $161,200    $  408,400
Terry J. Feldman..........    25,000            3.1%            $10.25        08/16/2008      $161,200    $  408,400
Kevin R. Pfannes..........    25,000            3.1%            $10.25        08/16/2008      $161,200    $  408,400

____________________

<F1>    All of the options have a term of ten years and vest one-half annually beginning August 17, 1999.

YEAR-END OPTION VALUES

     The following table provides certain information about the year-end values of stock options held at December 31, 1998, by the Company's executive officers named in the Summary Compensation Table. No options were exercised by executive officers during 1998.

                                          No. of Securities Underlying                 Value of Unexercised
                                             Unexercised Options at                    In-the-Money Options
                                                Fiscal Year End                       At Fiscal Year End (1)
                                      -----------------------------------      ------------------------------------
                                        Exercisable       Unexercisable          Exercisable        Unexercisable
                                      ---------------   -----------------      ---------------    -----------------
David E. Krischer . . .                   75,000            150,000                  0                   0
Dan J. Berman . . . . .                   25,000             50,000                  0                   0
Seth H. Christian . . .                   25,000             50,000                  0                   0
Terry J. Feldman  . . .                   25,000             50,000                  0                   0
Kevin R. Pfannes  . . .                   25,000             50,000                  0                   0
__________________________

<F1>  None of the outstanding options held by these individuals were in-the-money on December 31, 1998.

CHANGE IN CONTROL AGREEMENTS

     In October 1998, each of the Company's eight executive officers entered into substantially similar "change in control agreements" with the Company. Pursuant to the agreements, the officer will immediately vest in all unvested stock options in the event of a "Change in Control" (as defined in the agreements). The agreements also provide for certain benefits in the event of a termination of employment under certain circumstances in connection with a Change in Control of the Company. In general, each agreement provides benefits to the officer upon an "involuntary termination" (essentially, termination without cause) or a "voluntary termination" (essentially, resignation in the face of coercive tactics) occurring within 24 months after or six months prior to the date of a Change in Control.
Upon any such termination, subject to certain limitations, the officer will be entitled to receive the following benefits: (i) three times the officer's then-current salary, paid in a lump sum amount discounted to present value;
(ii) three times the officer's average annual bonus for the previous two years, paid in a lump sum amount discounted to present value; (iii) continuation of health and life insurance for three years; (iv) three times the annual value of the Company's contribution to its 401(k) retirement plan on the officer's behalf, paid as a lump sum amount discounted to present value; and (v) payment of up to $25,000 for outplacement services. The agreements place certain limits on the amounts an individual officer can collect under the agreement. Each of the agreements is for a rolling three-year term, such that the remaining term is always three years, provided that each agreement automatically terminates on the officer's 65th birthday. The Company may terminate any of such agreements upon three years' notice.


                    REPORT OF THE COMPENSATION COMMITTEE

     The compensation of the Company's executive officers is generally determined by the Compensation Committee of the Board of Directors. The Compensation Committee, which consists of two directors who are not officers or employees of the Company, also grants stock options to executive officers. The following report with respect to certain compensation paid or awarded to the Company's executive officers during 1998 is furnished by the Compensation Committee.


GENERAL POLICIES

     The Company's compensation program is intended to enable the Company to attract, motivate, reward, and retain the management talent required to achieve corporate objectives in a highly competitive industry, and thereby increase shareholder value. It is the Company's policy to provide incentives to its senior management to achieve both short-term and long-term objectives. To attain these objectives, the Company's policy is to provide a significant portion of executive compensation in the form of at-risk, incentive-based compensation, such as stock options. The Compensation Committee believes that such a policy, which directly aligns the financial interests of management with the financial interests of shareholders, provides the proper incentives to attract, motivate, reward, and retain high quality management. In determining the nature and amounts of compensation for the Company's executive officers, the Compensation Committee takes into account all factors that its considers relevant, including business conditions, both in the lodging industry and generally, the Company's performance in light of those conditions, the market rates of compensation for executives of similar backgrounds and experience, and the performance of the specific executive officer.

     To the extent it is able to do so, the Compensation Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. No current or anticipated compensation arrangements would be subject to the $1 million deductibility limitation of
Section 162(m) of the Internal Revenue Code.

CASH COMPENSATION

     Cash compensation for executive officers consists of salary and cash bonuses. Base salaries and cash bonuses for executive officers are determined by a subjective assessment of responsibilities and position within the Company, individual performance, and the Company's overall performance.

STOCK OPTIONS

     The Compensation Committee considers incentive compensation in the form of stock options to be an integral and relatively large part of executive compensation in particular and employee compensation generally. All options granted (other than incentive stock options granted to a ten percent shareholder) have an exercise price equal to the fair market value of the Common Stock on the grant date.

     Options are granted generally to executive officers upon commencement of employment. Other option awards are made at the discretion of the Compensation Committee. In exercising this discretion, the Compensation Committee considers factors specific to each employee such as salary, position, and responsibilities and the Company's performance with respect to those factors such as the rate of the Company's development and growth, revenue growth, and increases in the market value of the Company's Common Stock. Option grants relating to recruiting and employment offers and special circumstances are recommended by management.

CHIEF EXECUTIVE OFFICER COMPENSATION

     David E. Krischer founded the Company in January 1987 and has been its President and Chief Executive Officer since that time. Mr. Krischer's annual compensation was determined by the Compensation Committee using the same criteria that were used to determine compensation levels for other corporate officers and was based on the Compensation Committee's assessment of Mr. Krischer's overall performance and on information regarding compensation paid by similar companies. His compensation has remained substantially the same over the period since the Company conducted its initial public offering (adjusted for differences in pay periods), except that he declined the $100,000 bonus recommended by this committee for 1997. The Compensation Committee believes that Mr. Krischer's experience, dedication, and knowledge have been of vital importance to the successful and ongoing growth of the operations of the Company. No specific weighting was assigned to these factors.

James R. Kuse
Michael McGovern
                    SHAREHOLDER RETURN PERFORMANCE GRAPH


     Set forth below is a line graph comparing cumulative total return among the Company, the NASDAQ Stock Market-U.S. Index and Standard & Poor's Corporation's Lodging-Hotel Index for the period beginning May 23, 1996 and ending December 31, 1998.

                                              COMPARISON OF 31 MONTH CUMULATIVE TOTAL RETURN*
                              AMONG SUBURBAN LODGES OF AMERICA, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                                                    AND THE S & P LODGING-HOTELS INDEX

                           ----------1996----------      ----------1997----------       ----------1998----------
                         5/23    Jun     Sep     Dec    Mar     Jun     Sep    Dec     Mar     Jun    Sep     Dec
SUBURBAN LODGES OF
  AMERICA, INC.           100    136     124      94    106     124     155     78      93      89     39      48

NASDAQ STOCK
  MARKET (U.S.)           100    100     103     108    103     121     142    133     156     160    145     187

S & P LODGING -
  HOTELS                  100    104      92      90     93     104     123    125     138     122     82     102



*Assumes that the value of the investment in Company Common Stock was $100 on May 23, 1996, and for each index was $100 on April 30, 1996, and that all dividends were reinvested.


  PROPOSAL NO. 2 - AMENDMENT TO STOCK OPTION AND INCENTIVE AWARD PLAN

GENERAL

     The Company has had in effect, since May 23, 1996, its 1996 Stock Option and Incentive Award Plan (hereafter referred to as the "Plan") that authorizes the grant of options to purchase up to 750,000 shares of the Company's Common Stock or limited stock appreciation rights to officers of the Company. As of December 31, 1998, options to purchase 700,000 shares have been granted under the Plan. No limited stock appreciation rights have been issued and no options have been exercised. Accordingly, only 50,000 shares remain available for grant under this Plan.

     The Company believes that options will continue to be an important element in attracting key executive employees, and in providing incentives for the executives to remain with the Company and contribute to its successful long-range performance.

     Accordingly, the Board of Directors proposes that the shareholders approve an amendment to the Plan that would increase by 250,000, to a total of 1,000,000, the number of shares of Common Stock available for the grant of options under the Plan. All other terms and conditions of the Plan will remain as now in effect. The full text of the Plan, amended as proposed here, is set forth as Appendix A to this Proxy Statement.

     Section 162(m) of the Internal Revenue Code of 1986 limits the Company's ability to deduct certain compensation (including compensation resulting from the exercise of nonqualified stock options) in excess of $1,000,000 for any taxable year paid to its executive officers ("Section 162(m)").
There is an exception to the Section 162(m) limitation for "performance-based compensation" that is paid pursuant to a plan which has been disclosed to and approved by shareholders prior to payment of the compensation. The Plan is designed to qualify for this performance-based compensation exception.

SUMMARY OF THE PLAN

     The Plan, which is administered by the Compensation Committee (the "Administrator"), permits the grant, from time to time, of stock options, stock awards, restricted stock awards, performance shares awards and stock appreciation rights to employees who are selected by the Administrator to participate in the Plan (the "Participants"). Both tax qualified incentive stock options ("ISOs") and nonqualified stock options ("NQSOs") may be granted by the Administrator with a term of up to ten years and an exercise price that cannot be less than the share's fair market value on the date of the grant; PROVIDED, HOWEVER, that the exercise price of an ISO granted to a shareholder who holds more than 10% of the Company's Common Stock (a "Ten Percent Shareholder") may not be less than 110% of the share's fair market value on the date of the grant, and the ISOs granted to any Ten Percent Shareholder may not be exercisable for a period in excess of five years. No Participant may be granted options to purchase more than 150,000 shares of Common Stock within a 12-month period.

     Under current tax law, a holder of an ISO under the Plan does not, as a general matter, realize taxable income upon the grant or exercise thereof. (Depending upon the holder's income tax situation, however, the exercise of an ISO may have alternative minimum tax implications.) In general, a holder of an ISO will only recognize gain at the time that Common Stock acquired through exercise of the ISO is sold or otherwise disposed of. In that situation, the amount of gain that the optionee must recognize is equal to the amount by which the value of the Common Stock on the date of the sale or other disposition exceeds the option price. If the optionee disposes of the stock after the required holding period - that is, no earlier than a date that is two years after the date of grant of the option and one year after the date of exercise - the gain is capital gain income. If disposition occurs prior to expiration of the holding period, the gain is ordinary income, and the Company is entitled to a tax deduction equal to the amount of income recognized by the optionee.

      An optionee will not realize income when an NQSO is granted to him or her. Upon exercise of such option, however, the optionee must recognize ordinary income to the extent that the fair market value of the Common Stock on the date the option is exercised exceeds the option price. Any such gain is taxed in the same manner as ordinary income in the year the option is exercised. Thereafter, any additional gain recognized upon the disposition of the shares of stock obtained by the exercise of an NQSO will be taxed at capital gains rates, if the employee has held the shares of stock for at least one year after the exercise of the NQSO. The Company will not experience any tax consequences upon the grant of an NQSO, but will be entitled to take an income tax deduction equal to the amount that the option holder includes in income (if any) when the NQSO is exercised.


     Stock Appreciation Rights ("SARs") which may be granted under the Plan entitle the Participant to receive an amount no greater than the fair market value of the Company's Common Stock over the initial price of the SAR (i.e., the fair market value of the Company's Common Stock on the date of the grant of the SAR). The amount payable upon the exercise of a SAR may be paid in cash, Common Stock, or any combination of the two; PROVIDED, HOWEVER, that no Participant is entitled to receive more than the excess of the fair market value of a share of Common Stock on the date of exercise over the initial value of the SAR. The maximum number of shares underlying SARs which can be awarded during any 12-month period to any Participant is 150,000 shares. No Participant may be granted ISOs or related SARs which are first exercisable in any calendar year for stock having an aggregate fair market value that exceeds $100,000. A Participant has no rights as a shareholder until the options are exercised.

     In addition, the Administrator may, pursuant to the Plan, award Common Stock to Participants which may be restricted until the Participant fulfills certain conditions, such as continuing employment with the Company or achieving certain objectives. The Plan also provides for Performance Share Awards, which entitle the Participant to receive a payment equal to the fair market value of a specified number of shares of Common Stock if certain performance standards are met. To the extent that performance shares are earned, the obligation may be settled in cash, in Common Stock or by a combination of the two. No more than 25,000 performance shares may be earned by a Participant with respect to any performance period.

     As of March 15, 1999, options for 700,000 shares of Common Stock had been granted under the Plan, all of which were granted to executive officers of the Company. Options granted to David E. Krischer on May 22, 1996, covering 23,520 shares at an exercise price of $18.70 per share have a term of five years and vest in equal amounts after each of the first four years. Options covering an additional 376,480 shares were granted on the same date. These options have an exercise price of $17.00 per share and also vest over four years, but they have a term of ten years. On August 17, 1998, the Company granted options under the Plan covering 300,000 shares with an exercise price of $10.25 per share. Options covering 200,000 of those shares vest as to one-half of the shares each year for the first two years, and the remaining options covering 100,000 shares vest in equal amounts over the first four years. The market value of the stock underlying these options was $4,593,400 based on the closing price of the Common Stock on March 15, 1999. No other forms of incentives have been granted under the Plan.

RECOMMENDATION

      The Board of Directors recommends that you vote "FOR" the amendment of the Plan. Approval of the amendment requires the affirmative vote of the majority of the total number of shares of Common Stock that are represented and voted at the Annual Meeting.

CERTAIN TRANSACTIONS

     In 1997, Suburban Franchise Systems, Inc., a wholly-owned subsidiary of the Company, entered into a franchise agreement with each of E.E.B. Lodging Systems, Inc. ("EEB") and E.E.B. Lodging Systems II, Inc. ("EEBII"), for the development and ownership by each of a Suburban Lodge hotel in Arlington, Texas. The Company, through its subsidiaries, also entered into agreements with EEB and EEBII to develop and manage the facilities. Prior to August 1, 1998, Michael McGovern, a director of the Company, owned a one-third interest in each of these entities and Michael Kuse, the son of James R. Kuse, a director of the Company, owned a one-third interest in each of these entities. On July 31, 1998, a subsidiary of the Company purchased all of the outstanding stock of both EEB and EEBII for a cash purchase price totaling $2.5 million. The Company's subsidiary also assumed certain bank debt aggregating approximately $6.6 million. Prior to the acquisitions, the Company's Board of Directors (excluding Messrs. McGovern and Kuse) reviewed and approved the terms of the transaction and concluded that such terms were fair and equitable, and as would otherwise have been available to the Company under a similar transaction with independent third parties. During the period from January 1 through July 31, 1998, the Company received franchise and development fees totaling approximately $97,000 from EEB and EEBII.

     During 1998, a subsidiary of the Company purchased for $200,000 a one-fourth interest in L&M Suites I, Inc. ("L&M"), a Georgia corporation. Also during 1998, L&M began construction of a Suburban Lodge Extra hotel in Sandy Springs, Georgia. Michael McGovern, a director of the Company, also owns a one-fourth interest in L&M. During 1998, the Company made a $230,000 payment to Mr. McGovern for an option to purchase his interest in L&M for a total purchase price of $300,000 less the amount paid for the option.

INFORMATION CONCERNING THE COMPANY'S ACCOUNTANTS

     Deloitte & Touche LLP ("Deloitte & Touche") was the principal independent public accountant for the Company during the year ended December 31, 1998. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     The management of the Company plans to recommend to the Board of Directors that Deloitte & Touche be selected to continue as the accountant for the Company for the current year.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the Company's 2000 Annual Meeting must be received by December 13, 1999, in order to be eligible for inclusion in the Company's Proxy Statement and Proxies for that meeting. The Company must be notified of any other shareholder proposal intended to be presented for action at the meeting not later than February 23, 2000, or else proxies may be voted on such proposal at the discretion of the person or persons holding those proxies.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, each executive officer, director and beneficial owner of 10% or more of the Company's Common Stock is required to file certain forms with the Securities and Exchange Commission. A report of beneficial ownership of the Company's Common Stock on Form 3 is due at the time such person becomes subject to the reporting requirement and a report on Form 4 or 5 must be filed to reflect changes in beneficial ownership occurring thereafter. The Company believes that all filing requirements applicable to its officers and directors were complied with in a timely manner during 1998. The Company is not aware that any holder of more than 10% of the Company's Common Stock has not filed reports required under Section 16(a) on a timely basis.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     Management of the Company knows of no matters other than those stated above that are to be brought before the meeting. If any other matters should be presented for consideration and voting, however, it is the intention of the persons named as proxies in the enclosed Proxy to vote in accordance with their judgment as to what is in the best interest of the Company.

AVAILABLE INFORMATION

     The Company has filed an Annual Report on Form 10-K with the Securities and Exchange Commission. A copy of such Annual Report on Form 10-K for the year ended December 31, 1998, including the financial statements and the financial statement schedules, but excluding exhibits, may be obtained, free of charge, upon written request by any shareholder to: Suburban Lodges of America, Inc., 300 Galleria Parkway, Suite 1200, Atlanta, Georgia 30339, Attention: Paul
A. Criscillis, Jr., Chief Financial Officer.





                                   SUBURBAN LODGES OF AMERICA, INC.


April 8, 1999

                              APPENDIX A

                   SUBURBAN LODGES OF AMERICA, INC.
                 STOCK OPTION AND INCENTIVE AWARD PLAN


ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

     1.1 Establishment of the Plan Suburban Lodges of America, Inc., a Georgia corporation (hereinafter referred to as the "Company"), hereby establishes a stock option and incentive award plan known as the "Suburban Lodges of America, Inc. Stock Option and Incentive Award Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Awards, Performance Share Awards and Stock Appreciation Rights.

     The Plan shall become effective on the date it is approved by the Company's shareholders and Board of Directors (the "Effective Date") and shall remain in effect as provided in Section 1.3.

     1.2 Purpose of the Plan. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in stock ownership in the Company by employees who are largely responsible for its future growth and continued success. The Plan promotes the success and enhances the value of the Company by linking the personal interests of Participants (as defined below) to those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

     1.3 Duration of the Plan. The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14, until the day prior to the tenth (10th) anniversary of the Effective Date.

ARTICLE 2.  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

     (b) "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options,
Restricted Stock, Stock Awards, Performance Share Awards or Stock
Appreciation Rights.

     (c) "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the Exchange Act.

     (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

     (e) "Cause" means: (i) willful misconduct on the part of a Participant that is materially detrimental to the Company; or (ii) the conviction of a Participant for the commission of a felony. The existence of "Cause" under either (i) or (ii) shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," and/or provides a means of determining whether "Cause" exists, such definition of "Cause" and means of determining its existence shall supersede this provision.

     (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (g) "Committee" means the committee appointed by the Board to administer the Plan with respect to grants of Awards, as specified in
Article 3. No member of the Committee shall at any time be eligible to participate in or receive an award. Such members must also be persons who satisfy the definition of outside director under Section 162(m) of the Code.

     (h) "Common Stock" means the common stock of the Company, par value $.01 per share.

     (i) "Company" means Suburban Lodges of America, Inc., a Georgia corporation, or any successor thereto as provided in Article 17.

     (j) "Corresponding SAR" means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

     (k) "Director" means any individual who is a member of the Board of Directors of the Company.

     (l) "Disability" shall have the meaning ascribed to such term in the Company's long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Section
22(e)(3) of the Code.

     (m) "Employee" means any full-time, salaried employee of the Company, or the Company's Subsidiaries. Directors who are not otherwise employed by the Company or the Company's Subsidiaries shall not be considered Employees eligible to receive Awards under this Plan.

     (n) "Effective Date" shall have the meaning ascribed to such term in Section 1.1.

     (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     (p)  "Fair Market Value" shall be determined as follows:

          (i) If, on the relevant date, the Shares are traded on a national or regional securities exchange or on The Nasdaq Stock Market ("Nasdaq") and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

          (ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and

          (iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

     (q) "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of
Section 422 of the Code.

     (r) "Initial Value" means, with respect to a Corresponding SAR, the Option Price per share of the related Option, and with respect to an SAR granted independently of an Option, the Fair Market Value of one share of Common Stock on the date of grant.

     (s) "Insider" shall mean an Employee who is, on the relevant date, an officer or a director, or a ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act or any successor provision, as "officer" and "director" are defined under Section 16 of the Exchange Act.

     (t) "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

     (u) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6, and which is not intended to meet the requirements of Code Section 422.

     (v)  "Option" means an Incentive Stock Option or a Nonqualified
Stock Option.

     (w) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee. The Option Price may not be less than the Fair Market
Value of a Share on the date the Option is granted.

     (x) "Participant" means an Employee who has been determined by the Committee to contribute significantly to the profits or growth of the Company and who has been granted an Award under the Plan which is outstanding.

     (y) "Performance Share Award" means an Award, which, in accordance with and subject to an Agreement, will entitle the Participant, or his estate or beneficiary in the event of the Participant's death, to receive cash, Common Stock or a combination thereof.

     (z)  "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     (aa) "Retirement" shall mean retiring from employment with the Company or any Subsidiary upon attaining the age of 65.

     (bb) "Restricted Stock" means an Award of Common Stock granted in accordance with the terms of Article 8 and the other provisions of the Plan, and is nontransferable and subject to a substantial risk of forfeiture. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms hereof and the applicable Agreement, they become transferable and free of substantial risk of forfeitures.

     (cc) "SAR" means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the

Committee and specified in an Agreement. In the absence of such specification, the holder shall be entitled to receive in cash, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

     (dd) "Shares" means the shares of Common Stock of the Company.

     (ee) "Stock Award" means a grant of Shares under Article 8 that is not generally subject to restrictions and pursuant to which a certificate for the Shares is transferred to the Employee.

     (ff) "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company has a fifty percent (50%) or greater voting interest.

ARTICLE 3.  ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board that is granted authority to administer the Plan, with such Committee consisting of not less than two (2) Directors who meet the "disinterested administration" requirements of Rule 16b-3 or any successor thereto under the Exchange Act. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

     The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) or any successor thereto under the Exchange Act. However, if for any reason any member of the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3(c)(2) of the Exchange Act, the Board of Directors may appoint a new Committee member who complies with Rule 16b-3(c)(2).

     3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full power to select the Employees who are responsible for the future growth and success of the Company who shall participate in the Plan (who may change from year to year); determine the size and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan (including conditions on the exercisability of all or a part of an Option or SAR, restrictions on transferability and vesting provisions on Restricted Stock or Performance Share Awards and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, including accelerating the time any Option or SAR may be exercised and establishing different terms and conditions relating to the effect of the termination of employment or other services to the Company. Further, the Committee shall make all other determinations which may be necessary or advisable in the Committee's opinion for the administration of the Plan. All expenses of administering this Plan shall be borne by the Company.

     3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, the shareholders, Employees, Participants and their estates and beneficiaries.
ARTICLE 4.  SHARES SUBJECT TO THE PLAN

     4.1  Number of Shares.  Subject to adjustment as provided in
Section 4.3, the total number of Shares available for grant of Awards under the Plan shall be an aggregate of one million (1,000,000) Shares. These Shares may, in the discretion of the Company, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by the Company.

     The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

          (a) While an Option, SAR, Stock Award, Restricted Stock Award or Performance Share Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

          (b) The grant of an Option, SAR, Stock Award, Restricted Stock Award or Performance Share Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

     4.2 Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under
Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

     4.3 Adjustments In Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

     Any key Employee of the Company, or of any Subsidiary, including any such Employee who is also a director of the Company, or of any Subsidiary, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of the Company or any Subsidiary shall be eligible to receive an Award under the Plan. In determining the Employees to whom such an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective Employees, his or her present and potential contributions to the success of the Company or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. No person who is a member of the Committee shall be eligible to be granted any Award under the Plan.


ARTICLE 6.  STOCK OPTIONS

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. An Option may be granted with or without a Corresponding SAR. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds $100,000. The preceding annual limit shall not apply to NQSOs. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants. The maximum number of Shares subject to Options which can be granted under the Plan during any 12 month period to any Participant is 150,000 Shares.

     6.2. Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be a NQSO. If the Option is granted in connection with a Corresponding SAR, the Agreement shall also specify the terms that apply to the exercise of the Option and Corresponding SAR.

     6.3 Option Price. The Option Price for each grant of an ISO or NQSO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the ISO is granted. In no event, however, shall any Participant who, at any time would otherwise be granted an Option, owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the ISO is granted.

     6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth
(10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall be exercisable not later than the fifth (5th) anniversary date of its grant.

     6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. Except as otherwise provided in the Agreement and Article 13, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. The exercise or partial exercise of either an Option or its Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or Corresponding SAR is exercised.

     6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full, either: (a) in cash, (b) cash equivalent approved by the Committee,
(c) if approved by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for the period required by law, if any, prior to their tender to satisfy the Option Price), or (d) by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s), and may place appropriate legends on the certificates representing such Shares.

     6.7 Termination of Employment Due to Death, Disability or Retirement. Unless otherwise provided by the Committee in the Agreement, the following rules shall apply in the event of the Participant's termination of employment due to death, Disability or
Retirement:

          (a) Termination by Death. In the event the Participant dies while actively employed, all outstanding Options granted to that Participant shall immediately vest and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by (i) such person(s) as shall have been named as the Participant's beneficiary, (ii) such person(s) that have acquired the Participant's rights under such Options by will or by the laws of descent and distribution, (iii) the Participant's estate or representative of the Participant's estate, or
(iv) by a transferee of the Option who has acquired the Option in a transaction that is permitted by Section 6.9.

          (b) Termination by Disability. In the event the employment of a Participant is terminated by reason of Disability, all outstanding Options granted to that Participant shall immediately vest as of the date the Committee determines the definition of Disability to have been satisfied and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter, by the Participant's duly appointed guardian or other legal representative.

          (c) Termination by Retirement. In the event the employment of a Participant is terminated by reason of Retirement, all outstanding Options granted to that Participant shall immediately vest and shall remain exercisable at any time prior to their expiration date, or for three (3) months after the effective date of Retirement, whichever period is shorter.

          (d) Employment Termination Followed by Death. In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period following such termination the Participant dies, then the remaining exercise period for outstanding Options shall equal the longer of: (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such Options shall be exercisable by the persons specified in subsection (a) above.

     6.8 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than the reasons set forth in Section 6.7, all Options held by the Participant which are not vested as of the effective date of his employment termination shall be immediately forfeited to the Company (and shall, subject to Section 4.2 hereof, once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

     In the event an Employee's employment is terminated by the Company for Cause, or such Employee voluntarily terminates his employment, the Option rights under any then vested outstanding Options shall terminate immediately upon termination of employment. If the Employee's employment is terminated by the Company without Cause, any Options vested as of such Employee's date of termination shall remain exercisable at any time prior to their expiration date or for three (3) months after such Employee's date of termination of employment, whichever period is shorter.

     6.9 Limited Transferability. A Participant may transfer an Option granted hereunder, including but not limited to transfers to members of his or her Immediate Family (as defined below), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Agreement evidencing such Option expressly provides that the Option may be transferred, (ii) the Participant does not receive any consideration in any form whatsoever for such transfer, (iii) such transfer is permitted with respect to applicable tax laws, and (iv) the Participant is an Insider, such transfer is permitted under Rule 16b-3 of the Exchange Act as in effect from time to time. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Any reference in any such Agreement to the employment by or performance of services for the Company by the Participant shall continue to refer to the employment of, or performance by, the transferring Participant. For purposes hereof, "Immediate Family" shall mean the Participant and the Participant's spouse, children and grandchildren. Any Option that is granted pursuant to any Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and such Option thus shall be exercisable in the Participant's lifetime only by the Participant.

     6.10 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to Shares subject to his Option until the issuance of such Shares to the Participant pursuant to the exercise of such Option.

ARTICLE 7.  STOCK APPRECIATION RIGHTS

     7.1 Grants of SARs. The Committee shall designate Employees to whom SARs are granted, and will specify the number of Shares of Common Stock subject to each grant. An SAR may be granted with or without a related Option. All SARs granted under this Plan shall be subject to an Agreement in accordance with the terms of this Plan. A payment to the Participant upon the exercise of a Corresponding SAR may not be more than the difference between the Fair Market Value of the Shares subject to the ISO on the date of grant and the Fair Market Value of the Shares on the date of exercise of the Corresponding SAR. The maximum number of Shares underlying SARs which can be awarded under the Plan during any 12 month period to any Participant is 150,000 Shares.

     7.2 Duration of SARs. The duration of an SAR shall be set forth in the Agreement as determined by the Committee. An SAR that is granted as a Corresponding SAR shall have the same duration as the Option to which it relates. An SAR shall terminate due to the Participant's termination of employment at the same time as the date specified in Sections 6.7 and 6.8 with respect to Options, regardless of whether the SAR was granted in connection with the grant of an Option.

     7.3 Exercise of SAR. An SAR may be exercised in whole at any time or in part from time to time and at such times and in compliance with such requirements as the Committee shall determine as set forth in the Agreement; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the related ISO. An SAR granted under this Plan may be exercised with respect to any number of shares less than a full number of whole shares for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Corresponding SAR is exercised.

     7.4 Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. A fractional share shall not be deliverable upon the exercise of an SAR, but a cash payment shall be made in lieu thereof.

     7.5 Nontransferability. Each SAR granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to any lien, obligation or liability of such Participant. A Corresponding SAR shall be subject to the same restrictions on transfer as the ISO to which it relates.

     Notwithstanding the foregoing, a Participant may transfer an SAR (other than a Corresponding SAR that relates to an Incentive Stock Option) under the same rules and conditions as are set forth in
Section 6.9.

     7.6 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to Shares subject to his SAR until the issuance of Shares (if any) to the Participant pursuant to the exercise of such SAR.

ARTICLE 8.  RESTRICTED STOCK; STOCK AWARDS

     8.1 Grants. The Committee may from time to time in its discretion grant Restricted Stock and Stock Awards to Employees and may determine the number of Shares of Restricted Stock or Stock Awards to be granted. The Committee shall determine the terms and conditions of, and the amount of payment, if any, to be made by the Employee for, such Restricted Stock. A grant of Restricted Stock may, in addition to other conditions, require the Employee to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair Market Value at which the Employee can purchase the Shares of Restricted Stock. Each grant of Restricted Stock shall be evidenced by an Agreement containing terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate in its sole discretion.

     8.2 Restricted Period; Lapse of Restrictions. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than one year. Subject to the other provisions of this Section 8, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include without limitation:

          (a) The death, Disability or Retirement of the Employee to whom Restricted Stock is granted, or

          (b) The occurrence of a Change in Control (as defined in Section 13.2).

The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

     8.3 Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Employee shall be registered in the Employee's name and shall be held in custody by the Company or a bank selected by the Committee for the Employee's account. Following such registration, the Employee shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board of Directors, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

          (a) The Employee shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

          (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

          (c) All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Employee to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company, unless the Employee has remained a full-time employee of the Company or any of its Subsidiaries, until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Shares of Restricted Stock. Upon the forfeiture of any shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Employee and shall, in accordance with Section 4.2, again be available for grant under the Plan.

     With respect to any Shares received as a result of adjustments under Section 4.3 hereof and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Section 8.

     8.4 Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock.
The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof. Prior to or concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 15 below.

     8.5 Nonassignability of Restricted Stock. Unless the Committee provides otherwise in the Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under the Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

ARTICLE 9.  PERFORMANCE SHARE AWARDS

     9.1 Award. The Committee may designate Employees to whom Performance Shares Awards will be granted at any time and from time to time for no consideration and specify the number of shares of Common Stock covered by the Award. No more than 25,000 Performance Shares may be earned by a Participant with respect to any performance period.

     9.2 Earning the Award. A Performance Share Award, or portion thereof, will be earned, and the Participant will be entitled to receive Common Stock, a cash payment or a combination thereof, only upon the achievement by the Participant, the Company, or a Subsidiary of such performance objectives as the Committee, in its discretion, shall prescribe on the date of grant. By way of example and not limitation, such performance objectives may be stated with respect to earnings per share of Common Stock, the Company's return on assets, or Fair Market Value. The determination as to whether such objectives have been achieved shall be made by the Committee, and such determination shall be conclusive; provided, however, that the period in which such performance is measured shall be at least one year.

     9.3 Payment. In the discretion of the Committee, the amount payable when a Performance Share Award is earned may be settled in cash, by the grant of Common Stock or a combination of cash and Common Stock. The aggregate Fair Market Value of the Common Stock received by the Participant pursuant to a Performance Share Award, together with any cash paid to the Participant, shall be equal to the aggregate Fair Market Value, on the date the Performance Shares are earned, of the number of shares of Common Stock equal to each Performance Share earned. A fractional share will not be deliverable when a Performance Share Award is earned, but a cash payment will be made in lieu thereof.

     9.4 Shareholder Rights. No Participant shall have, as a result of receiving a Performance Share Award, any rights as a shareholder until and to the extent that the Performance Shares are earned and Common Stock is transferred to such Participant. If the Agreement so provides, a Participant may receive a cash payment equal to the dividends that would have been payable with respect to the number of shares of Common Stock covered by the Award between (a) the date that the Performance Shares are awarded and (b) the date that a transfer of Common Stock to the Participant, cash settlement, or combination thereof is made pursuant to the Performance Share Award. A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Performance Share Award or the right to receive Common Stock thereunder other than by will or the laws of descent and distribution. After a Performance Share Award is earned and paid in Common Stock, a Participant will have all the rights of a shareholder with respect to the Common Stock so awarded.

ARTICLE 10.  BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant, in writing, with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary or beneficiaries other than the spouse.

ARTICLE 11.  DEFERRALS

     The Committee may permit a Participant to defer to another plan or program such Participant's receipt of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or the vesting of Restricted Stock. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 12.  RIGHTS OF EMPLOYEES

     12.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment or engagement by the Company at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or a Subsidiary. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

     12.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 13.  CHANGE IN CONTROL


     13.1 Occurrence. Upon the occurrence of a Change in Control (as defined below), except as provided in the Agreement or unless otherwise specifically prohibited by the terms of Article 18 hereof:

          (a) Any and all Options and SARs granted hereunder shall become fully vested and immediately exercisable;

          (b) To the extent provided by the Committee in the Award, all restrictions on a grant of Restricted Stock shall lapse and such Restricted Stock shall be delivered to the Participant in accordance with Section 8.4;

          (c) Each Performance Share Award shall be deemed to be earned in its entirety and converted into Common Stock as of the date of a Change in Control, and shall be transferable and nonforfeitable; and

          (d) Subject to Article 14 hereof, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

     13.2 Definition. For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if:

          (a) An acquisition by any Person of Beneficial Ownership of the shares of Common Stock of the Company then outstanding (the "Company Common Stock Outstanding") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Company Voting Securities Outstanding"), if such acquisition of Beneficial Ownership results in the Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty-five percent (25%) or more of the Company Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of the Company Voting Securities Outstanding; provided, that immediately prior to such acquisition such Person was not a direct or indirect Beneficial Owner of twenty-five percent (25%) or more of the Company Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of Company Voting Securities Outstanding, as the case may be; or

          (b) The approval of the shareholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this Section 13.2 as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

          (c) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 13.2 that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board.

               Notwithstanding the provisions set forth in subsections
(a) and (b), the following shall not constitute a Change in Control for purposes of this Plan: (1) any acquisition of shares of Common Stock by, or consummation of a Corporate Transaction with, any Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or an affiliate; or (2) any acquisition of shares of Common Stock, or consummation of a Corporate Transaction, following which more than fifty percent (50%) of, respectively, the shares then outstanding of common stock of the corporation resulting from such acquisition or Corporate Transaction and the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Company Common Stock Outstanding and Company Voting Securities Outstanding immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of the Company Common Stock Outstanding and Company Voting Securities Outstanding, as the case may be.

     13.3 Limitation on Awards Notwithstanding any other provisions of the Plan, if any Award under this Plan, either alone or together with payments that a Participant has the right to receive from the Company or a Subsidiary, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

ARTICLE 14.  AMENDMENT, MODIFICATION AND TERMINATION

     14.1Amendment, Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that, unless approved by the holders of a majority of the total number of Shares of the Company represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) materially modify the eligibility requirements provided in Article 5;
(b) increase the total number of Shares (except as provided in Section 4.3) which may be granted under the Plan, as provided in Section 4.1;
(c) extend the term of the Plan; or (d) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the shareholders even though such shareholder approval is not expressly required by the Plan or by law. No amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders.

     14.2 Awards Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. The Committee shall, with the written consent of the Participant holding such Award, have the authority to cancel Awards outstanding and grant replacement Awards therefor.

     14.3 Compliance With Code Section 162(m). At all times when the Committee determines that compliance with Code Section 162(m) is desired, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under the Plan, the Committee may, subject to this Article 14, make any adjustments it deem appropriate.

ARTICLE 15.  WITHHOLDING

     15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan.

     15.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Share transactions by such Participants.

ARTICLE 16.  INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 17.  SUCCESSORS

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18.  LEGAL CONSTRUCTION

     18.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     18.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     18.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     18.4 Regulatory Approvals and Listing. The Company shall not be required to issue any certificate or certificates for Shares under the Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange or Nasdaq on which the Company's Shares may be listed, and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six
(6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

     18.5 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     18.6 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia.

     AS APPROVED BY THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SUBURBAN LODGES OF AMERICA, INC. ON MARCH 26, 1996.

                             COMMON STOCK
                  OF SUBURBAN LODGES OF AMERICA, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF
         DIRECTORS FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS.

     The undersigned hereby appoints Dan J. Berman and John W. Spiegel, or either of them, with power of substitution to each, the proxies of the undersigned to vote all of the undersigned's shares of the Common Stock of Suburban Lodges of America, Inc. at the Annual Meeting of Shareholders of SUBURBAN LODGES OF AMERICA, INC. to be held at 10:00 a.m. at The Cobb Galleria Centre, Room 117, Two Galleria Parkway, NW, Atlanta, Georgia 30339, on May 11, 1999, and any adjournment thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" PROPOSAL NOS. 1 AND 2, AND, UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE
PROVIDED, THE PROXY WILL BE SO VOTED.


Proposal 1 -- Election of Directors             Nominees:  David E. Krischer
                                                           Dan J. Berman

FOR the nominees listed to the right   WITHHOLD AUTHORITY    WITHHOLD AUTHORITY
                                         to vote for all       to vote for an
                                            nominees         individual nominee,
               __                              __            Write name below:
              |__|                            |__|
                                                             _________________



Proposal 2   Amendment to Stock Option and Incentive Award Plan

              FOR                          AGAINST                  ABSTAIN
               __                              __                   __
              |__|                            |__|                 |__|


It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the notice of the meeting to the undersigned.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April 8, 1999 and the Proxy Statement furnished therewith.

                              Dated and signed_____________________, 1999

                              ____________________________________________

                              ____________________________________________

(Signature should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. For joint accounts, each owner should sign.
Corporations should sign their full corporate name by a duly authorized officer.)

This proxy is revocable at or at any time prior to the meeting.

Please sign and return this proxy in the accompanying prepaid envelope.